Exhibit 10.1

CIM REAL ESTATE FINANCE TRUST, INC. 2024 MANAGER EQUITY INCENTIVE PLAN

CIM REAL ESTATE FINANCE TRUST, INC.
2024 MANAGER EQUITY INCENTIVE PLAN
1Purpose
The purpose of this Plan is to issue Stock Incentives to Eligible Named Executive Officers and/or the Manager (which will in turn transfer Stock Incentives to the employees, advisors, or consultants of the Manager or its affiliates (other than Eligible Named Executive Officers) who provide services to the Manager or its affiliates in support of the Company and its subsidiaries), in order to promote the interests of the Company by attracting and retaining such recipients and providing such recipients an incentive to work to increase the value of Shares and a stake in the future of the Company that corresponds to that of the Company’s Stockholders. The Plan provides for the grant of Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights to aid the Company and any Subsidiary in obtaining these goals.
2Definitions
Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Stock Incentive Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender. Note that some definitions may not be used in this Plan, and may be inserted here solely for possible use in Stock Incentive Agreements issued under this Plan.
2.1Board means the Board of Directors of the Company (or its delegate, as the context of the Plan may imply).
2.2Change of Control means either of the following:
(a)any single transaction or series of related transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; provided, however, that with respect to any such sales, transfers, leases, exchanges, or dispositions of assets pursuant to a plan of liquidation by the Company, a Change of Control shall not have been deemed to occur until the Board has completed all required actions pursuant to such plan of liquidation and the winding up of the Company; or
(b)any single transaction or series of related transactions pursuant to which Persons who are not current Stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the Stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company;
However, notwithstanding the foregoing, in no event shall an Initial Public Listing of the Company’s common stock constitute a Change of Control. Notwithstanding any other provision of the Plan or a Stock Incentive Agreement to the contrary, to the extent that a Stock Incentive under the Plan constitutes nonqualified deferred compensation subject to Code §409A and is payable upon a Change of Control, an event shall not be considered to be a Change of Control under the Plan with respect to such Stock Incentive unless such event is also a “change in
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ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Code §409A.
2.3Change of Control Value of a Share, with respect to a Change of Control, shall mean the Fair Market Value of a Share as of the date of such Change of Control as determined by the Board in its complete and absolute discretion; provided, however, in determining such Fair Market Value, the Board shall not take into account any “change of control consideration” which is escrowed and paid at a date later than the Change of Control or which is subject to an “earnout” provision with post-Change of Control performance contingencies. The intent is that in determining Change of Control Value, the Board may make a subjective determination of the Fair Market Value of a Share without taking into account amounts that may be paid for a Share at a point in time occurring later than the date of the Change of Control, which will eliminate issues associated with deferred compensation. For purposes of this Section 2.3, the term “change of control consideration” shall mean, with respect to a Change of Control, all cash, debt or equity securities and other property paid or issued by an acquiring Person to the Company and/or its Stockholders in consideration for such Change of Control.
2.4CIM Founder shall mean any person designated as a CIM Founder by the Board, Manager or any parent or affiliate of the Manager.
2.5Code means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
2.6Committee means the Compensation Committee of the Board or any other committee of the Board appointed to administer the Plan, as specified in Section 5.3 hereof. Any such committee shall be comprised entirely of independent directors.
2.7Company means CIM Real Estate Finance Trust, Inc., a Maryland corporation, and any successor to such organization.
2.8Director means a member of the Board.
2.9Effective Date means the “Effective Date” as set forth in Section 4 of this Plan.
2.10Eligible Named Executive Officer means a “named executive officer” (as such term is defined in Item 402 of Regulation S-K) of the Company deemed eligible to participate in the Plan, as determined from time to time by the Board in its sole discretion; provided, however, that in no event shall a CIM Founder be deemed an Eligible Named Executive Officer for purposes of this Plan.
2.11Eligible Recipient means Eligible Named Executive Officers or the Manager (which may in turn issue Stock Incentives to the directors, officers, employees, advisors, or consultants of the Manager (or an affiliate of the Manager) (other than Eligible Named Executive Officers or CIM Founders); provided, however, that such subsequent recipients shall not be considered Eligible Recipients for purposes of the Plan).
2.12Exchange Act means the Securities Exchange Act of 1934, as amended.
2.13Exercise Price means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.
2.14Fair Market Value of each Share on any given date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per Share cannot be ascertained or is unavailable for such date, the Fair Market
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Value per Share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):
(a)If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination or, if the stock exchange or national market on which the Shares trade is not open on the date of determination, the last business day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or
(b)If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the Company’s most recent net asset value established by the Board unless otherwise determined by the Board.
2.15Initial Public Listing means the closing of the Company’s initial public listing of any class or series of the Company’s equity securities on a national securities exchange, including a listing in connection with an offering of such equity securities pursuant to an effective registration statement filed by the Company under the Securities Act.
2.16Insider means an individual who is, on the relevant date, an officer, Director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
2.17Management Agreement means the Second Amended and Restated Management Agreement dated March 22, 2023, by and between the Company and the Manager, as such may be amended from time to time, or any successor management agreement between the Company and an affiliate of CIM Group, L.P.
2.18Manager means CIM Real Estate Finance Management, LLC, or any successor manager that is an affiliate of CIM Group, L.P.
2.19NQSO, Non-Qualified Stock Option, or Option means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code §422.
2.20Parent means any entity (other than the entity for which a Participant is performing services) in an unbroken chain of entities ending with the entity for which a Participant is performing services if, at the time of the granting of the Stock Incentive, each of the entities other than the entity for which a Participant is performing services owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Parent shall mean any entity (other than the entity for which a Participant is performing services) in an unbroken chain of entities ending with the entity for which a Participant is performing services if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the entities other than the entity for which a Participant is performing services owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entity in such chain.
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2.21Participant means an Eligible Recipient who receives a Stock Incentive hereunder.
2.22Person means an individual or entity.
2.23Plan means this CIM Real Estate Finance Trust, Inc. 2024 Manager Equity Incentive Plan, as may be amended from time to time.
2.24Restricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock Incentive Agreement pertaining to the award and may be subject to forfeiture by the Participant until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such Shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.
2.25Restricted Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share that is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.
2.26SAR Exercise Price means the amount per Share specified in a Stock Incentive Agreement with respect to a Stock Appreciation Right, which when subtracted from the Fair Market Value of a Share on exercise of such Stock Appreciation Right, determines the payment which the holder of such Stock Appreciation Right may be entitled to receive.
2.27Securities Act means the Securities Act of 1933, as amended.
2.28Share means one share of common stock of the Company, and any other securities or property issued in exchange therefor or in lieu thereof as provided herein.
2.29Stock Appreciation Right means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the Participant, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the SAR Exercise Price noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.
2.30Stock Incentive means a NQSO, a Restricted Stock Award, a Restricted Stock Unit, or a Stock Appreciation Right, or any Shares settled or cash paid in accordance with the terms of any NQSO or Restricted Stock Unit.
2.31Stock Incentive Agreement means an agreement between the Company and a Participant evidencing an award of a Stock Incentive.
2.32Stockholder means a Person who owns stock of the Company.
2.33Subsidiary means any entity (other than the entity for which such Participant is performing services) in an unbroken chain of entities beginning with the entity for which the Participant is performing services if, at the time of the granting of the Stock Incentive, each of the entities other than the last entity in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Subsidiary shall mean any entity (other
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than the entity for which such Participant is performing services) in an unbroken chain of entities beginning with the entity for which such Participant is performing services if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the entities other than the last entity in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in such chain.
3Shares Subject to Stock Incentives
3.1Maximum Aggregate Shares Issuable Pursuant to Stock Incentives. The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed 12,000,000 Shares, as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, from Shares which have been reacquired by the Company, from Shares paid to the Company pursuant to the exercise of Stock Incentives issued under the Plan, or from Shares withheld by the Company for payment of taxes.
3.2Determination of Maximum Aggregate Shares Issuable. Any Shares subject to a Stock Incentive that remain un-issued after the cancellation, expiration, lapse or exchange of such Stock Incentive thereafter shall again become available for use under this Plan. Only the net number of Shares that are issued pursuant to the exercise of an Option shall be counted as issued in applying the provisions of Section 3.1 above in the case of an Option which is exercised through a “cashless” or “net share” exercise as described in Section 7.2(e).
4Effective Date
The Effective Date of this Plan shall be the date it is adopted by the Committee (the “Adoption Date”), or such delayed effective date as the Committee may specify, as noted in resolutions effectuating such adoption.
5Administration
5.1General Administration. This Plan shall be administered by the Board. The Board, acting in its complete and absolute discretion, shall exercise all such powers and take all such action as it deems necessary or desirable to carry out the purposes of this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board’s actions shall be binding on the Company, or any Parent or Subsidiary thereof, on each Participant, and on each other Person directly or indirectly affected by such actions.
5.2Authority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations that may be necessary or advisable for the administration of the Plan. Upon issuance of any Stock Incentives under this Plan to the Manager, the Manager may subsequently transfer such Stock Incentives to
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employees, advisors, or consultants (other than any Eligible Named Executive Officers or CIM Founders) of the Manager or its affiliates.
5.3Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) Director or to one or more other Persons to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee and any other Persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee or other delegate (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee or other delegate shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee or other delegate where the Board has delegated its authority to the Committee or other delegate, and any action by the Committee or other delegate pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part.
5.4Decisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, or any Parent or Subsidiary thereof, its Stockholders, directors, Participants, and their estates and beneficiaries.
5.5Indemnification for Decisions. No member of the Board or the Committee (or a subcommittee thereof) shall be liable in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. Service on the Committee (or a subcommittee thereof) shall constitute service as a director of the Company, so that the members of the Committee (or a subcommittee thereof) shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its articles of incorporation, bylaws and applicable law. In addition, the members of the Board, or the Committee (or a subcommittee thereof) shall be indemnified by the Company against the following losses or liabilities reasonably incurred in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company: (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The Company shall not indemnify or hold harmless the member of the Board or the Committee (or a subcommittee thereof) if: (a) in the case of a
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Director (other than an independent Director of the Company), the loss or liability was the result of negligence or misconduct by the Director, or (b) in the case that the Director is an independent Director of the Company, the loss or liability was the result of gross negligence or willful misconduct by the Director or would not be allowed under applicable law. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from the Stockholders of the Company.
5.6Majority Rule. A majority of the members of the Board (or its delegate as contemplated by Section 5.3) shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Board (or its delegate), shall constitute action of the Board.
6Eligibility
Stock Incentives under this Plan may be granted only to the Eligible Recipients, pursuant to such terms and conditions as determined by the Board. If granted to the Manager, the Manager may subsequently transfer such Stock Incentives to employees, advisors, or consultants (other than any Eligible Named Executive Officers or CIM Founders) of the Manager or its affiliates, pursuant to such procedures, terms and conditions that the Manager may subsequently approve, provided that any such subsequent transfer by the Manager shall be permitted only if such issuance complies with all applicable federal and state securities laws and regulations.
7Terms of Stock Incentives
7.1Terms & Conditions of All Stock Incentives.
(a)Grants of Stock Incentives. The Board, in its complete and absolute discretion, shall grant Stock Incentives under this Plan from time to time and, to the extent allowed by Sections 7.2(i) and 7.3(g) herein, shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives, including, but not limited to, exchanges of Options for the purpose of achieving a lower Exercise Price. Stock Incentives shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions. The conditions and restrictions for a Stock Incentive need not be uniform among all Stock Incentives issued pursuant to the Plan.
(b)Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its complete and absolute discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.
(c)Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its complete and absolute discretion may, subject to the provisions of the Plan and applicable law, from time to time determine.
(d)Date of Grant. The date a Stock Incentive is granted shall be the date on which the Board (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by
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the Stock Incentive, (3) has taken all such other action necessary to direct the grant of the Stock Incentive, and (4) if applicable, any conditions imposed on such grant by the Board have been fulfilled.
(e)Termination of Management Agreement. Upon termination of the Management Agreement either (i) by the Company as a result of a “Cause Event” (as defined in the Management Agreement) or (ii) by the Manager for any reason (other than a breach by the Company of the Management Agreement), all unvested Stock Incentives then held by the Manager (or granted to the Manager and subsequently transferred by the Manager to, and then held by, employees, advisors, or consultants (other than any Eligible Named Executive Officers or CIM Founders) of the Manager or its affiliates) and all accrued and unpaid dividends or dividend equivalents related thereto shall be immediately cancelled and forfeited without consideration. Upon termination of the Management Agreement for any reason other than as enumerated in the immediately preceding sentence, any Stock Incentive that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the Stock Incentive will be deemed to be fully achieved; provided, however, that for any Stock Incentive subject to Code § 409A, no payment may be made to the Manager unless the termination of the Management Agreement also constitutes a “separation from service” within the meaning of Code § 409A.

7.2Terms & Conditions of Options.
(a)Grant of Options. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law (including Code §409A), including (without limitation) a restriction on the number of Shares subject to the Option that first become exercisable during any calendar year.
(b)Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company, or any Parent or Subsidiary thereof, and its other officers, the duties of the Eligible Recipient, the present and potential contributions of the Eligible Recipient to the success of the Company, or any Parent or Subsidiary thereof, and other factors deemed relevant by the Board, in its complete and absolute discretion, in connection with accomplishing the purpose of this Plan. A Participant who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options.
(c)Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. Any Option that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of a Share determined as of the date of such grant, consistent with Treas. Reg. §1.409A-1(b)(5)(iv), and any other applicable guidance or regulations issued by the Internal Revenue Service. Notwithstanding the foregoing, the Exercise Price of an Option granted in substitution of an existing Option pursuant to Treas. Reg. §1.424-1(a) or Treas. Reg. §1.409A-1(b)(5)(v)(D) may be established under the requirements of those provisions without regard to the foregoing (see subsection (h) below).
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(d)Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:
(1)make an Option exercisable before the date such Option is granted; or
(2)make an Option exercisable after the earlier of:
(i)the date such Option is exercised in full; or
(ii)the date that is the tenth (10th) anniversary of the date such Option is granted.
At the expiration of the term, all Options, whether vested or unvested, will be immediately forfeited and the Participant shall have no further rights therein. The exercise period of an Option shall be tolled during any period that the Option cannot be exercised because such an exercise would violate an applicable Federal, state, local or foreign law, or would jeopardize the ability of the Company to continue as a going concern; provided, however, the period during which the Option may otherwise be exercised shall be extended only thirty (30) days after the exercise of the Option first would no longer violate such applicable Federal, state, local or foreign laws or first would no longer jeopardize the ability of the Company to continue as a going concern.
(e)Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares and applicable tax withholding described in this Plan and the Stock Incentive Agreement. Payment for Shares purchased pursuant to exercise of an Option shall be made in cash or, unless the Stock Incentive Agreement provides otherwise and subject to the discretion of the Board, by delivery to the Company of a number of Shares having an aggregate Fair Market Value equal to the amount to be tendered (including a “cashless” or “net share” exercise), or a combination thereof. In a “net share” exercise, the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Exercise Price; provided, however, that the Company shall accept cash or other payment from the Optionee to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued; and provided further, that Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) Shares are used to pay the Exercise Price pursuant to the “net share” exercise, (B) Shares are delivered to the Optionee as a result of such exercise, and (C) Shares are withheld to satisfy tax withholding obligations. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company’s equity securities under Section 12 of the Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. However, notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender of shares or a “cashless” or “net share” exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing
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exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a Stockholder. Notwithstanding the above and unless prohibited by the Sarbanes-Oxley Act of 2002, in the complete and absolute discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and that shall include, with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (that shall not be less than the prime bank loan rate as determined by the Board, that shall be established at the time of exercise, and that must be a market rate based on the rate environment at the date of exercise, taking into account the provisions of Code §7872) as the Board shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest. Other methods of payment may also be used if approved by the Board in its complete and absolute discretion and provided for under the Stock Incentive Agreement.
(f)Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of an Initial Public Listing of the Company’s Shares, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares by a Participant or other Option holder pursuant to the exercise of an Option, that the Participant or Option holder execute an agreement by which the Participant or Option holder agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
(g)Transferability of Options. Except as otherwise provided herein, an Option shall not be transferable or assignable and shall be exercisable only by the Participant. No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company.
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Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Incentive Agreement to preserve the purposes of the Plan.
(h)Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option granted in substitution for an Option previously issued by another entity, which substitution occurs in connection with a transaction to which Code §424(a) is applicable, may provide for an exercise price computed in accordance with Code §§ 424(a) and 409A and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued Option being replaced thereby.
(i)Potential Repricing of Stock Options. With respect to any one or more Options granted pursuant to, and under, this Plan, the Board may determine that the repricing of all or any portion of such existing outstanding Options is appropriate. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Exercise Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares subject to such Option, in exchange for another Option, a Restricted Stock Award, or other equity in the Company. The Board shall have the unilateral right, without the need for any consent or acquiescence by a Participant holding an Option, to reduce the Exercise Price of such Option so long as no other terms and conditions of such Option are modified and the Participant is notified in writing of the Exercise Price reduction. Any repricing of an Option shall comply with applicable law, including the Exchange Act and Code § 409A if applicable.
7.3Terms and Conditions of Stock Appreciation Rights.
(a)Grants of Stock Appreciation Rights. Each grant of a Stock Appreciation Right shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Stock Appreciation Right awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law (including Code §409A). The Board shall have complete and absolute discretion to modify the terms and provisions of a Stock Appreciation Right in accordance with Section 12 of this Plan. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a SAR Exercise Price that shall be not less than the SAR Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than eighty-five percent (85%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. Any Stock Appreciation Right that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with a SAR Exercise Price equivalent to or
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greater than the Fair Market Value of a Share determined as of the date of such grant, consistent with Treas. Reg. §1.409A-1(b)(5)(iv), and any other applicable guidance or regulations issued by the Internal Revenue Service. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.
(b)Payment. Vested Stock Appreciation Rights may be exercised in whole or in part at any time during the term by: (1) giving written notice of exercise (in a form and manner designated by the Company) to the Company specifying the number of Stock Appreciation Rights to be exercised, and (2) paying the applicable tax withholding as described in Section 13.3. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) or a combination thereof as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine. To the extent that a Stock Appreciation Right is paid in cash, it shall nonetheless be deemed paid in Shares for purposes of Section 3 hereof.
(c)Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part. The exercise period of a Stock Appreciation Right shall be tolled during any period that the Stock Appreciation Right cannot be exercised because such an exercise would violate an applicable Federal, state, local or foreign law, or would jeopardize the ability of the Company to continue as a going concern; provided, however, the period during which the Stock Appreciation Right may otherwise be exercised shall be extended only thirty (30) days after the exercise of the Stock Appreciation Right first would no longer violate such applicable Federal, state, local or foreign laws or first would no longer jeopardize the ability of the Company to continue as a going concern.
(d)Restrictions on Shares Awarded. Shares awarded pursuant to Stock Appreciation Rights shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Stock Appreciation Right as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Stock Appreciation Rights, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Stock Appreciation Rights prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with an Initial Public Listing of the Company’s Shares, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares by a Participant pursuant to the exercise of a Stock Appreciation Right, that the Participant execute an agreement by which the Participant
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agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
(e)Transferability of Stock Appreciation Rights. Except as otherwise provided herein, a Stock Appreciation Right shall not be transferable or assignable and shall be exercisable only by the Participant. No Stock Appreciation Right may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Stock Appreciation Rights to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Incentive Agreement to preserve the purposes of the Plan.
(f)Special Provisions for Tandem SARs. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised.
(g)Potential Repricing of SARs. With respect to any one or more Stock Appreciation Rights granted pursuant to, and under, this Plan, the Board may determine that the repricing of all or any portion of such existing outstanding Stock Appreciation Rights is appropriate. For this purpose, “repricing” of Stock Appreciation Rights shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the SAR Exercise Price of an existing Stock Appreciation Right; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Stock Appreciation Right at a time when its SAR Exercise Price exceeds the Fair Market Value of the underlying Shares subject to such Stock Appreciation Right, in exchange for another Stock Appreciation Right, a Restricted Stock Award, or other equity in the Company. The Board shall have the unilateral right, without the need for any consent or acquiescence by a Participant holding a Stock Appreciation right, to reduce the SAR Exercise Price of such Stock Appreciation Right so long as no other terms and conditions of such Stock Appreciation Right are modified and the Participant is notified in writing of the SAR Exercise Price reduction. Any repricing of a Stock Appreciation Right shall comply with applicable law, including the Exchange Act and Code §§ 422 and 409A if applicable.
7.4Terms & Conditions of Restricted Stock Awards.
(a)Grants of Restricted Stock Awards. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Restricted Stock Award awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law. The Board shall have complete and absolute discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan. Restricted Stock Awards awarded pursuant to this Plan shall be subject to such restrictions (if any) as determined by the Board for periods determined by the Board.  Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to business or other criteria that the Board may determine to be appropriate. Any Restricted Stock Award with restrictions that lapse based on the attainment
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of performance goals must be granted by a Committee, and must have its performance goals determined by such a Committee based upon one or more business or other criteria determined to be appropriate by the Board. Shares awarded pursuant to a Restricted Stock Award may be forfeited to the extent that a Participant fails to satisfy the applicable conditions or restrictions during the period of restriction. The Company may retain the certificates representing Shares subject to a Restricted Stock Award in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. The Board may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.
(b)Acceleration of Award. The Board shall have the power to permit, in its complete and absolute discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant as part of a Restricted Stock Award.
(c)Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Award, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Award prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with an Initial Public Listing of the Company’s stock, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares pursuant to a Restricted Stock Award held by a Participant, that the Participant execute an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
(d)Transferability of Restricted Stock Awards. Except as otherwise provided herein, a Restricted Stock Award shall not be transferable or assignable by the Participant. No Restricted Stock Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Restricted Stock Awards to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Incentive Agreement to preserve the purposes of the Plan.
(e)Voting, Dividend & Other Rights. Each Participant receiving a Restricted Stock Award will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Board determines otherwise in a Stock Incentive Agreement, so long as the restrictions placed upon the Shares pursuant to the Restricted Stock Award constitute a “substantial risk of
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forfeiture” for purposes of Treas. Reg. §1.409A-1(d), then, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional Shares or other property) or other distributions paid upon any Restricted Stock Award Shares will be retained by the Company for the account of the relevant Participant. Such dividends or other distributions will revert back to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the relevant Participant (without interest). If the restrictions placed upon the Shares pursuant to the Restricted Stock Award do not constitute a “substantial risk of forfeiture” for purposes of Treas. Reg. §1.409A-1(d), then such dividends or other distributions will not be paid to the Participant unless the Award Agreement specifies the terms and conditions that will be applicable to such payment.
7.5Terms & Conditions of Restricted Stock Units.
(a)Grants of Restricted Stock Units. Each grant of a Restricted Stock Unit shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Restricted Stock Unit awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law (including Code §409A). The Board shall have complete and absolute discretion to modify the terms and provisions of a Restricted Stock Unit in accordance with Section 12 of this Plan. A Restricted Stock Unit shall entitle the Participant to receive one Share, its cash equivalent, or a combination thereof, at such future time and upon such terms as specified by the Board in the Stock Incentive Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, based upon the attainment (as determined by the Board) of performance goals, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment. A Participant’s right to Shares or other consideration based upon Restricted Stock Units shall be an unfunded, unsecured obligation of the Company until such time as Shares or consideration are actually issued or paid to the Participant pursuant to the terms and provisions of the Stock Incentive Agreement evidencing such Restricted Stock Units, and such Participant shall have no right to any specific assets of the Company prior thereto.
(b)Vesting of Restricted Stock Units. The Board may establish a vesting schedule applicable to a Restricted Stock Unit and may specify the times, vesting and performance goal requirements that may be applicable to a Restricted Stock Unit. Until the end of the period(s) of time specified in any such vesting schedule and/or the satisfaction of any such performance criteria, the Restricted Stock Units subject to such Stock Incentive Agreement shall remain subject to forfeiture.
(c)Acceleration of Award. The Board shall have the power to permit, in its complete and absolute discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant.
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(d)Transferability of Restricted Stock Units. Except as otherwise provided herein, a Restricted Stock Unit shall not be transferable or assignable by the Participant. No Restricted Stock Unit may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Restricted Stock Units to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Incentive Agreement to preserve the purposes of the Plan.
(e)Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units.
(f)Dividend Equivalent Rights. The Board may include in the Stock Incentive Agreement with respect to any Restricted Stock Units a dividend equivalent right entitling the Participant to receive amounts equal to all or any portion of the cash or stock dividends that would be paid on the Shares covered by such Restricted Stock Units if such Shares had been delivered pursuant to such award. The Participant holding a dividend equivalent right will have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable Stock Incentive Agreement. In the event such a provision is included in a Stock Incentive Agreement, the Board will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the vesting of the Restricted Stock Units to which they relate, the time or times at which they will be made, and such other terms and conditions as the Board will deem appropriate. Notwithstanding the foregoing, a dividend equivalent right must be exempt from Code §409A or meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” Grants of dividend equivalent rights under this Plan should be made with consideration of the impact of Code §409A with respect to such grant upon both the Company and the Participant of the dividend equivalent right.
(g)Code §409A Requirements. A Restricted Stock Unit must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” Grants of Restricted Stock Units under this Plan should be made with consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Restricted Stock Unit.
(h)No ERISA Employee Benefit Plan Created. Except to the extent that the Board expressly determines otherwise in resolutions, a Restricted Stock Unit must contain terms and provisions designed to ensure that the Restricted Stock Unit will not be considered an “employee benefit plan” as defined in §3(3) of the Employee Retirement Income Security Act of 1974, as amended.
(i)Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Units shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Unit as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions
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on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Units, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Units prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with an Initial Public Listing of the Company’s Shares, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the grant of any Shares to a Participant pursuant to Restricted Stock Units, that the Participant execute an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
8Securities Regulation
8.1Notwithstanding anything to the contrary contained herein, a Participant may not be granted a Stock Incentive unless the Shares issuable under such award are then registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act or the Participant has provided to the Company an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the exercise of a Stock Incentive or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act, and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. The Company shall not be required to issue any Shares under any Stock Incentive if the issuance of such Shares would constitute a violation by the Participant, the Company or any other Person of any provisions of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Shares pursuant hereto or pursuant to a grant of a Stock Incentive to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that Shares may not be issued pursuant to a Stock Incentive unless and until the Shares covered by such grant are registered or are exempt from registration, the issuance of Shares pursuant to such grant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
8.2Certificates representing the Shares transferred upon the exercise, vesting or lapse of restrictions of a Stock Incentive granted under this Plan may at the complete and
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absolute discretion of the Company bear a legend to the effect that such Shares have not been registered under the Securities Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the Securities Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. The Company shall issue Shares upon the exercise, vesting or lapse of restrictions of a Stock Incentive either in certificate form or in book entry form, registered in the name of the Participant.
9Life of Plan
No Stock Incentive shall be granted under this Plan on or after the earlier of:
9.1the tenth (10th) anniversary of the Effective Date of this Plan, or
9.2the date on which all of the Shares available for issuance under Section 3 of this Plan have (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan, lapse of all restrictions under Restricted Stock Awards granted under this Plan, or vesting and payment of all Restricted Stock Units granted under this Plan) been issued or no longer are available for use under this Plan.
After such date, this Plan shall continue in effect with respect to any then-outstanding Stock Incentives until (1) all then-outstanding Options and Stock Appreciation Rights have been exercised in full or are no longer exercisable, (2) all Restricted Stock Awards have vested or been forfeited, and (3) all Restricted Stock Units have vested and been paid or been forfeited.
10Adjustment
Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares that may be granted during a calendar year to any Participant under Section 3 of this Plan, the number and type of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights, may be adjusted (in a manner that satisfies the requirements of Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D)) by the Board in its complete and absolute discretion in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits; provided, however, that the Board shall be required to make such adjustments if such change in the capitalization of the Company constitutes an “equity restructuring” as defined in FASB ASC §718-10-20. Furthermore, the Board shall have the right to, and may in its complete and absolute discretion, adjust (in a manner that satisfies the requirements of Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights in the event of any corporate transaction described in Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D) that provides for the substitution or assumption of such Stock Incentives; provided, however, that the Board shall be required to make such adjustments if such corporate transaction constitutes an “equity restructuring” as defined in FASB ASC §718-10-20. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower
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number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected Persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.
11Change of Control of Company
11.1General Rule for Options. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed Options (including the possibility of different treatment with respect to different Participants), take any or all of the following actions (subject to the requirements and limitations of Code §§409A and 424 if applicable) to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”), notwithstanding any provision of Section 12.4 of this Plan:
(a)Accelerate in whole or in part the vesting and/or exercisability of any such Non-Assumed Option on or before a specified Action Effective Date; and/or
(b)Unilaterally cancel all or any portion of any such Non-Assumed Option which has not vested and/or which has not become exercisable as of a specified Action Effective Date (regardless of whether such Non-Assumed Option has any intrinsic value); and/or
(c)Unilaterally cancel all or any portion of any such Non-Assumed Option as of a specified Action Effective Date in exchange for:
(1)whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or
(2)cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or
(d)Unilaterally cancel all or any portion of any such Non-Assumed Option as of a specified Action Effective Date in exchange for cash or other property equal in value to the excess of the Change of Control Value of any Shares (or fractional Shares) that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or
(e)Unilaterally cancel all or any portion of any such Non-Assumed Option after a specified Action Effective Date after providing the holder of such Non-Assumed Option
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with (1) an opportunity to exercise all or the portion of such Non-Assumed Option being cancelled to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control) on or before such Action Effective Date, and (2) reasonable notice of such opportunity to exercise prior to such Action Effective Date; and/or
(f)Unilaterally require the exercise of, and unilaterally cause the exercise of, all or a portion of any such Non-Assumed Option by a “cashless” or “net share” exercise (as described in Section 7.2(e) hereof) as of a specified Action Effective Date; and/or
(g)Unilaterally cancel all or any portion of any such Non-Assumed Option as of a specified Action Effective Date and notify the holder of such Non-Assumed Option of such action, but only if the Fair Market Value of the Shares that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of such Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate Exercise Price for such Shares.
(h)In each case above where the Committee has a unilateral cancellation right with respect to an Non-Assumed Option, the Committee may require that the holder of such Non-Assumed Option execute a cancellation agreement with the Participant releasing claims against the Company and any Parent or Subsidiary thereof (and any successors thereto), and, if the Committee does so require, then any payment required under the foregoing provisions shall be contingent upon such execution occurring and not being revoked, and the cancellation shall occur regardless of whether such payment is made.
With respect to subsection (d) above, notwithstanding any provision of this Plan or any Stock Incentive Agreement to the contrary, unless prohibited by the Sarbanes-Oxley Act of 2002, the Committee may, in its complete and absolute discretion, allow the holder of any such Non-Assumed Option to exercise such Non-Assumed Option under the provisions of subsection (d) above with a promissory note which shall become due and payable as of, or shortly after, the date of the Change of Control on such terms and conditions as the Committee may determine, consistent with the requirements of Code §7872. However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or Shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional Shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.
11.2General Rule for SARs. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan that is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed SARs (including the possibility of different treatment with respect to different Participants),
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take any or all of the following actions (subject to the requirements and limitations of Code §§409A and 424 if applicable) to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”), notwithstanding any provision of Section 12.4 of this Plan:
(a)Accelerate in whole or in part the vesting and/or exercisability of such Non-Assumed SAR on or before a specified Action Effective Date; and/or
(b)Unilaterally cancel all or any portion of any such Non-Assumed SAR which has not vested or which has not become exercisable as of a specified Action Effective Date (regardless of whether such Non-Assumed SAR has any intrinsic value); and/or
(c)Unilaterally cancel all or any portion of any such Non-Assumed SAR as of a specified Action Effective Date in exchange for:
(1)whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares subject to such Non-Assumed SAR; and/or
(2)cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) subject to all or any portion of such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares subject to such Non-Assumed SAR; and/or
(d)Unilaterally cancel all or any portion of any such Non-Assumed SAR as of a specified Action Effective Date in exchange for cash or other property equal in value to the excess of the Change of Control Value of any Shares (or fractional Shares) subject to all or the portion of such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares; and/or
(e)Unilaterally cancel all or any portion of such Non-Assumed SAR as of a specified Action Effective Date after providing the holder of such SAR with (1) an opportunity to exercise all or the portion of such Non-Assumed SAR being cancelled to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control) on or before such Action Effective Date, and (2) reasonable notice of such opportunity to exercise prior to such Action Effective Date; and/or
(f)Unilaterally require the exercise of, and unilaterally cause the exercise of, all or any portion of any such Non-Assumed SAR as of a specified Action Effective Date; and/or
(g)Unilaterally cancel all or any portion of such Non-Assumed SAR and notify the holder of such SAR of such action, but only if the Fair Market Value of the Shares subject to all or the portion of such Non-Assumed SAR being cancelled determined as of
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2024 Manager Equity Incentive Plan

the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate SAR Exercise Price for such Non-Assumed SAR.
(h)In each case above where the Committee has a unilateral cancellation right with respect to a Non-Assumed SAR, the Committee may require that the holder of such Non-Assumed SAR execute a cancellation agreement with the Company releasing claims against the Company and any Parent or Subsidiary thereof (and any successors thereto), and, if the Committee does so require, then any payment required under the foregoing provisions shall be contingent upon such execution occurring and not being revoked, and the cancellation shall occur regardless of whether such payment is made.
However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or Shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional Shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.
11.3General Rule for Restricted Stock Units. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Restricted Stock Units granted under this Plan, with respect to any Restricted Stock Unit granted under this Plan that is not so assumed or substituted (a “Non-Assumed RSU”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed RSUs (including the possibility of different treatment with respect to different Participants), take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”) and only if such action does not cause the affected Non-Assumed RSU to fail to comply with Code §409A or to fail to be exempt from Code §409A, notwithstanding any provision of Section 12.4 of this Plan:
(a)Accelerate in whole or in part the vesting of such Non-Assumed RSU on or before a specified Action Effective Date; and/or
(b)Unilaterally cancel all or any portion of any such Non-Assumed RSU which has not vested as of a specified Action Effective Date (regardless of whether such Non-Assumed RSU has any intrinsic value); and/or
(c)Unilaterally cancel all or any portion of such Non-Assumed RSU as of a specified Action Effective Date and notify the holder of such Non-Assumed RSU of such action, but only if the Fair Market Value of the Shares that were subject to all or the portion of such Non-Assumed RSU being cancelled determined as of the Action Effective Date (taking into account vesting) is zero.
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2024 Manager Equity Incentive Plan

However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed RSU is an Insider, payment of cash in lieu of whole or fractional Shares or Shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional Shares of a successor shall be considered a subsequent transaction approved by the original grant of a Restricted Stock Unit.
11.4General Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.
12Amendment or Termination
12.1Amendment of the Plan. This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, Stockholder approval of an amendment to the Plan may be necessary in order for the Plan to comply with rules promulgated by an established stock exchange or a national market system if the Company is, or becomes, listed or traded on any such established stock exchange or national market system, and, in all cases, the Board shall determine whether approval by the Stockholders shall be requested and/or required in its complete and absolute discretion after due consideration of such matters. Any amendment of the Plan shall be applicable to outstanding Stock Incentives, except to the extent that such amendment diminishes the rights or benefits of a Participant under a Stock Incentive which has been granted prior to the date of such amendment (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), and to such extent, the amendment shall not be applicable to such Stock Incentive unless (a) the Participant holding such Stock Incentive consents in writing to such, (b) this Plan and/or such Stock Incentive expressly allows such to occur, or (c) the Company would otherwise have the right to make such amendment by applicable law.
12.2Implications of Stockholder Approval. In the event (a) this Plan is not subjected to the approval of the Stockholders, or (b) this Plan becomes subjected to Stockholder approval (whether by the Board or by the terms and provisions of this Plan or any law or regulation to which the Company and the Plan are subject) or is amended and such amendment is subjected to Stockholder approval (whether by the Board or by the terms and provisions of this Plan or any law or regulation to which the Company and the Plan are subject) and such Stockholder approval of this Plan or such amendment, as applicable, is not obtained, then any Stock Incentives granted under this Plan shall nonetheless be deemed granted pursuant to the authority of the Board. Should this Plan or an amendment to this Plan, as applicable, be rejected by the Stockholders after being submitted to the Stockholders for their approval, the Plan or the amendment of the Plan, as applicable, shall immediately terminate at that time notwithstanding anything to the contrary
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2024 Manager Equity Incentive Plan

(the Plan or the amendment, as applicable, having been considered to have been in existence only from its original date of Board approval or later effective date to such date of rejection by the Stockholders), and no grants made under this Plan thereafter shall be considered as being made from this Plan (as so amended, if applicable).
12.3Suspension of Awards & Termination of Plan. The Board may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. (See also Section 4 for a special provision providing for automatic termination of this Plan in certain circumstances.)
12.4Amendment of Outstanding Stock Incentives. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted in a manner that complies with applicable law if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law. No modification, amendment or cancellation of an outstanding Stock Incentive which is expressly allowed under Section 11 shall be subject to the provisions of this Section 12.4.
13Miscellaneous
13.1Stockholder Rights. No Participant shall have any rights as a Stockholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise of such Stock Incentive until (i) the Shares subject to such Stock Incentive have been recorded on the Company’s official Stockholder records as having been issued and transferred to such Participant, and (ii) the Participant has executed an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect. Upon the grant of a Stock Incentive or a Participant’s exercise of such Stock Incentive, the Company will have a reasonable period in which to issue and transfer the Shares to the Participant, and the Participant will not be treated as a Stockholder for any purpose whatsoever prior to such issuance and transfer.
13.2No Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract to perform services and shall not confer on a Participant any rights upon his or her termination of relationship with the Manager, the Company, or any Parent or Subsidiary thereof, in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.
13.3Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, or any Parent or Subsidiary thereof, as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever
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2024 Manager Equity Incentive Plan

Shares are to be issued to a Participant upon exercise of an Option or a Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, or grant of (if a Code §83(b) election is properly made) or substantial vesting of a Restricted Stock Award, the Company, or any Parent or Subsidiary thereof, shall have the right to require the Participant to remit to the Company, or any Parent or Subsidiary thereof, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, or as a condition to the grant (if a Code §83(b) election is properly made) or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant (if a Code §83(b) election is properly made) or substantial vesting. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company, or any Parent or Subsidiary thereof, withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company, or any Parent or Subsidiary thereof, unless the Company, or any Parent or Subsidiary thereof, retains only Shares with a Fair Market Value equal to or less than the minimum amount of taxes required to be withheld; provided, however, that the Company or any Parent or Subsidiary thereof may, in their sole discretion, retain Shares with a Fair Market Value up to the maximum individual statutory tax rate for each applicable tax jurisdiction in accordance with FASB ASC Topic 718.
13.4Unfunded Plan. To the extent that cash or property is payable to a Participant under this Plan, such cash or property will be paid by the Company from its general assets, and any Person entitled to such a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company. Shares to be distributed hereunder will be issued directly by the Company from its authorized but unissued or “treasury” stock or a combination thereof. The Company will not be required to segregate on its books or otherwise establish any funding procedure for the amount to be used for the payment of benefits under the Plan. If, however, the Company determines to reserve Shares or other assets to discharge its obligations hereunder, such reservation will not be deemed to create a trust or other funded arrangement.
13.5No Fiduciary Relationship. Nothing contained in this Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company, or any Subsidiary or Parent on the one hand, and any Participant or executor, administrator, or other personal representative or designated beneficiary of such Participant or any other Persons on the other hand.
13.6Relationship to Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company, a Parent, or a Subsidiary, nor shall the adoption of this Plan preclude the
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2024 Manager Equity Incentive Plan

Company or a Parent or Subsidiary from establishing any other form of incentive or other compensation plan for service providers of the Company or a Parent or Subsidiary.
13.7Successors. All obligations of the Company under the Plan with respect to Stock Incentives shall be binding on its successors, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the entity.
13.8Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
13.9Governing Law. The granting of Stock Incentives under this Plan, the exercisability of any Stock Incentives and the issuance of Shares shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required by applicable law. Specifically, the laws of the State of Maryland shall govern this Plan and any Stock Incentive Agreement issued hereunder. If Maryland’s conflict of law rules would apply another state’s laws, the laws of the State of Maryland shall still govern.
13.10Clawback/Recapture Policy. Stock Incentives under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Stock Incentive be repaid to the Company after they have been distributed to the Participant.
14Special Provisions Applicable to Deferred Compensation Awards
14.1Interpretation of Deferred Compensation Awards. A Stock Incentive granted under this Plan shall be interpreted and administered in a manner so that any amount or benefit payable thereunder shall be paid or provided in a manner that is exempt from Code §409A if at all possible. However, to the extent that a Stock Incentive granted under this Plan constitutes deferred compensation subject to Code §409A, the Stock Incentive Agreement shall be interpreted to be compliant with the requirements of Code §409A and applicable Internal Revenue guidance and Treasury Regulations issued thereunder. The term “payment” as used in this Section 14 shall refer to the exercise or disposition of any Option or Stock Appreciation Right, any lapse of a substantial risk of forfeiture with respect to a transfer of property which was subject to such a substantial risk of forfeiture, or any other transfer of cash or other consideration pursuant to the exercise or disposition of a Stock Incentive granted hereunder subject to federal income taxation.
14.2No Guarantee of Tax Treatment. The tax treatment of the benefits provided under any Stock Incentive granted under this Plan is not warranted or guaranteed. Neither the Company, nor its directors, officers, employees or advisers shall be held liable for any taxes, interest, penalties, or other monetary amounts owed by a Participant as a result of the application of the Code (including Code §409A) or any state tax law.
14.3Series of Payments. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any right to a series of installment payments under such
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2024 Manager Equity Incentive Plan

Stock Incentive shall, for purposes of Code §409A, be treated as a right to a series of separate payments.
14.4No Acceleration of Payments. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, no amount that would be payable pursuant to the Stock Incentive and the terms of this Plan may be accelerated. The provisions of this Section 14.6 shall not preclude the acceleration of vesting of a Stock Incentive, nor the forfeiture of a Stock Incentive.
14.5Unfunded Unsecured Obligations. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any obligation of payment required with respect to such deferred compensation shall be a mere unfunded, unsecured obligation of the Company, and shall not provide any Participant a right to any specific asset of the Company.
14.6Application of Certain Plan Provisions. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any provisions of this Plan (other than those set forth in this Section 14) that would modify the timing of a payment of such deferred compensation to such Participant holding such Stock Incentive shall be ignored and shall be deemed not applicable. For example, the provisions of this Plan (a) that are contrary to the exercise provisions of an Option or Stock Appreciation Right that provides for such deferred compensation, (b) that provide for exercise in certain situations following a Change of Control that are not allowed by the Stock Incentive (such as provisions in Section 11), (c) that would result in an acceleration of payment (for example, Sections 7.2(f) or 7.3(c) providing the Board the ability to accelerate the time at which an Option or Stock Appreciation Right may be exercised), or (d) that provide for transferability of an Option beyond that allowed by Section 14.9 below shall not be applicable to a Stock Incentive to the extent that it provides for deferred compensation subject to Code §409A notwithstanding any provision of this Plan or any Stock Incentive to the contrary. However, notwithstanding the foregoing, it is intended that the discretion of the Company pursuant to the provisions of Treas. Reg. §1.409A-3(j)(4)(ii) through (xiv) shall apply with respect to Stock Incentives granted under this Plan to a Participant to the extent that such Stock Incentives provide deferred compensation subject to Code §409A.
14.7Non-Transferable. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, such Stock Incentive may not be encumbered or transferred in any manner, other than by will or by the laws of descent and distribution.
15Special Provisions Applicable to California Options
The provisions of this Section 15 shall apply, and be reflected in any Stock Incentive Agreement pertaining to, any Stock Incentives granted hereunder to the extent required to comply with the Corporate Securities Law of 1968 of the State of California and the regulations promulgated thereunder. To the extent there is a conflict between any other terms of the Plan and the terms
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2024 Manager Equity Incentive Plan

contained in this Section 15 of the Plan, the terms of this Section 15 shall be controlling, and any provision of the Plan that would be contrary to such California law shall not apply to the Options described in this Section. This Section 15 shall be construed in a manner consistent with the applicable provisions of the California Code of Regulations.
15.1Grant of Options. Each Option must be granted or issued under the Plan within ten (10) years from the Effective Date of this Plan or the date the Plan is approved by the Company’s Board, whichever is earlier.
15.2Exercise Period of Options. Each Option will have an exercise period of not more than 120 months from the date of grant.
15.3Adjustments by the Board. Notwithstanding anything to the contrary in Section 10 of the Plan, the Board shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.
15.4Disclosure of Financial Information by the Company. The Company shall furnish financial statements at least annually to each California Participant; provided, however, the Company shall not be required to provide such information if (i) the issuance is limited to key persons whose duties in connection with the Company assure their access to equivalent information, or (ii) the Plan or any agreement complies with all conditions of Rule 701 of the Securities Act of 1933, as amended, provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

APPROVED by the Compensation Committee of the Board of Directors of the Company on January 9, 2024.

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2024 Manager Equity Incentive Plan